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                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
    [ ]  Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    [ ]  Definitive Proxy Statement
    [X]  Definitive Additional Materials
    [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           PROFESSIONAL BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [ ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
    [ ]  $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(i)(3).
    [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

    (1)  Title of each class of securities to which transaction applies:

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    (2)  Aggregate number of securities to which transactions applies:

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    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4)  Proposed maximum aggregate value of transaction:

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    (5)  Total fee paid:

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    [X]  Fee paid previously with preliminary materials.
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

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    (2)  Form, Schedule or Registration Statement No.:

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    (3)  Filing Party:

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    (4)  Date Filed:

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PROFESSIONAL
  BANCORP
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            TO BE RELEASED TO SHAREHOLDERS ON OR ABOUT JUNE 12, 1996

                                  June 11, 1996


Dear                               :
     ------------------------------

    The Annual Meeting of Shareholders of Professional Bancorp, Inc. is scheduled to be held on June 19, 1996, and I have attempted to contact you to discuss the meeting. To date, I have not been successful.

    I would appreciate the opportunity to talk to you personally. At your convenience, please call me collect, Monday through Friday, from 9:00 a.m. to 5:00 p.m. (Pacific Daylight Time) at 310-458-1521. I look forward to hearing from you.

    Thank you for your cooperation and continued interest in Professional
Bancorp.

                                      Sincerely,


                                      Joel W. Kovner
                                      Chairman and Chief Executive Officer
















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 PROFESSIONAL BANCORP
     606 Broadway
Santa Monica, CA 90401
     213 458-1521
  FAX (213) 458-4508